UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

_________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: (Date of Earliest Event Reported): December 4, 2020

PHX MINERALS INC.

(Exact name of registrant as specified in its charter)

OKLAHOMA	001-31759	73-1055775
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

1601 NW Expressway,
Suite 1100
Oklahoma City, OK	73118
(Address of principal executive offices)	(Zip code)

(405) 948-1560

(Registrant’s telephone number including area code)

Not Applicable

(Former name or former address if changed since last report)

Securities registered pursuant in Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01666 par value	PHX	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company       ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 1.01Entry into a Material Definitive Agreement.

On December 4, 2020, PHX Minerals Inc. (the “Company”), as borrower, entered into an Eighth Amendment (the “Amendment”) to its Amended and Restated Credit Agreement, dated November 25, 2013 (as amended from time to time, the “Credit Facility”) with BOKF, NA dba Bank of Oklahoma, as lender, issuing bank and administrative agent for several banks and other financial institutions and lenders thereto.  Capitalized terms not defined in this Current Report on Form 8-K have the meanings set forth in the Credit Facility.

The Amendment reduces the Quarterly Commitment Reductions from $1.0 million to $600,000, commencing on January 15, 2021. Additionally, the Amendment, among other things, (i) reduces the Consolidated Cash Balance in the anti-cash hoarding provision from $2.0 million to $1.0 million and (ii) changes the debt to EBITDA ratio from 4.0:1.00 to 3.5:1.00.

A copy of the Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.  The description of the Amendment in this Current Report on Form 8-K is a summary and is qualified in its entirety by reference to the complete text of the Amendment.

Item 2.03Creation of a Direct Financial Obligation

Please see the disclosure under Item 1.01 of this Current Report on Form 8-K, which disclosure is incorporated into this Item 2.03.

Item 9.01	Financial Statements & Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1

Eighth Amendment to Amended and Restated Credit Agreement, dated December 4, 2020, by and among PHX Minerals Inc., the lenders party thereto, and BOKF, NA dba Bank of Oklahoma, as administrative agent for the lenders and as issuing bank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHX MINERALS INC.

		By:	/s/ Chad L. Stephens
Chad L. Stephens
President and Chief Executive Officer

DATE:	December 7, 2020